As filed with the Securities and Exchange Commission on April 30, 2001

================================================================================

                                  SCHEDULE 14A
                            SCHEDULE 14A INFORMATION
                  PROXY STATEMENT PURSUANT TO SECTION 14(A) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant [X]
Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]      Preliminary Proxy Statement
[_] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]      Definitive Proxy Statement
[_]      Definitive Additional Materials
[_]      Soliciting Material Pursuant to ss. 240.14a-11(c) or ss. 240.14a-12

                        CHANGE TECHNOLOGY PARTNERS, INC.
                (Name of Registrant as Specified in its Charter)

    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment  of Filing Fee (Check the appropriate box):

[X]      No fee required.
[_] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
         (1) Title of each class of securities to which transaction applies:

         (2)      Aggregate number of securities to which transaction applies:

         (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11(Set forth the amount on which the filing fee is calculated and state how it was determined):

         (4)      Proposed maximum aggregate value of transaction:

         (5)      Total fee paid:

[_]      Fee paid previously with preliminary materials.
[_] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
         (1)      Amount Previously Paid:

         (2)      Form, Schedule or Registration Statement No.:

         (3)      Filing Party:

         (4)      Date Filed:

                        CHANGE TECHNOLOGY PARTNERS, INC.
                               537 Steamboat Road
                          Greenwich, Connecticut 06830
                                 (203) 661-6942

                                   April 30, 2001




Dear Stockholder:

         You are cordially invited to attend the annual meeting of stockholders (the "Annual Meeting") of Change Technology Partners, Inc. (the "Company" or "Change") at the offices of Paul, Weiss, Rifkind, Wharton & Garrison, 1285 Avenue of the Americas, New York, New York on Monday, June 18, 2001, at 10:00 a.m., local time.

         A copy of the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2000 is enclosed. The formal notice of the Annual Meeting, the Proxy Statement and the proxy card follow. It is important that your shares be represented and voted, regardless of the size of your holdings. Accordingly, whether or not you plan to attend the Annual Meeting, please complete, sign, date and return the enclosed proxy promptly so that your shares will be represented at the meeting. The proxy is revocable at any time before it is voted and will not affect your right to vote in person if you attend the Annual Meeting.

                                        Very truly yours,


                                        /s/ Matthew Ryan
                                        ----------------
                                        Matthew Ryan
                                        President and Chief Executive Officer

                        CHANGE TECHNOLOGY PARTNERS, INC.
                               537 Steamboat Road
                          Greenwich, Connecticut 06830
                                 (203) 661-6942


                   NOTICE OF ANNUAL MEETING OF STOCKHOLDERS TO
                  BE HELD ON MONDAY, JUNE 18, 2001 AT 10:00A.M.


         NOTICE IS HEREBY GIVEN that the Annual Meeting will be held at the offices of Paul, Weiss, Rifkind, Wharton & Garrison, 1285 Avenue of the Americas, New York, New York on Monday, June 18, 2001 at 10:00 a.m., local time, for the following purposes:

         (1) To elect seven directors to hold office until the next Annual Meeting or until their successors are duly elected and qualified;

         (2) To ratify the selection by the Company's Board of Directors of KPMG LLP as the Company's independent auditors for the fiscal year ending December 31, 2001; and

         (3) To transact such other business as may properly come before the meeting or any adjournment thereof.

         The Board of Directors has fixed the close of business on April 20, 2001 as the record date for determination of stockholders of the Company entitled to notice of and to vote at the meeting, or any adjournment of the meeting. Representation of at least one-third of the voting power represented by all outstanding shares is required to constitute a quorum. Accordingly, it is important that your share(s) be represented at the meeting. Whether or not you plan to attend the Annual Meeting, please complete, date and sign the enclosed proxy card and mail it promptly in the self-addressed envelope enclosed for your convenience. The proxy is revocable at any time before it is voted and will not affect your right to vote in person if you attend the Annual Meeting.


                                        By Order of the Board of Directors,

                                        /s/ Kathleen Shepphird
                                        ----------------------
                                        Kathleen Shepphird
                                        Secretary


Greenwich, Connecticut
April 30, 2001


          YOUR VOTE IS IMPORTANT. ACCORDINGLY, WE URGE YOU TO COMPLETE, DATE, SIGN AND RETURN THE ENCLOSED PROXY CARD REGARDLESS OF
                     WHETHER YOU PLAN TO ATTEND THE MEETING

                        CHANGE TECHNOLOGY PARTNERS, INC.
                               537 Steamboat Road
                          Greenwich, Connecticut 06830
                                 (203) 661-6942

                                 PROXY STATEMENT
                       for Annual Meeting of Stockholders
                       to be held on Monday, June 18, 2001

GENERAL

         This Proxy Statement, which is first being mailed to the stockholders of the Company on approximately May 18, 2001, is furnished to you in connection with the solicitation of proxies on behalf of the Board of Directors of Change (the "Board") for use at the Annual Meeting. The Annual Meeting is to be held at the offices of Paul, Weiss, Rifkind, Wharton & Garrison, 1285 Avenue of the Americas, New York, New York on Monday, June 18, 2001 at 10:00 a.m., or at any subsequent time which may be necessary by any adjournment of the meeting. The mailing address of the Company's principal executive office is 537 Steamboat Road, Greenwich, Connecticut 06830.

         Proxies in proper form received by the time of the meeting will be voted as specified. Stockholders may specify their choices by marking the appropriate boxes on the enclosed proxy card. If a proxy card is dated, signed and returned without specifying choices, the shares will be voted as recommended by the Board FOR proposals (1) and (2). Business transacted at the Annual Meeting is confined to the purposes stated in the Notice of Annual Meeting. The proxy does, however, convey discretionary authority to the persons named in it to vote on such other business as may properly come before the Annual Meeting.

         Shares of the Company's common stock, par value $.01 per share (the "Common Stock"), the Company's Series A convertible preferred stock, par value $0.10 per share (the "Series A Preferred Stock"), and the Company's Series B convertible preferred stock, par value $0.10 per share (the "Series B Preferred Stock" and, together with the Series A Preferred Stock, the "Preferred Stock"), cannot be voted at the meeting unless the holder is present or represented by proxy.

VOTING SECURITIES

         The Board, in accordance with the Bylaws of the Company (the "Bylaws"), has fixed the close of business on April 20, 2001 as the record date (the "Record Date") for determining the stockholders entitled to notice of and to vote at the Annual Meeting or any adjournments thereof. At the close of business on that date, the outstanding number of voting securities of the Company was 124,342,639 shares of Common Stock, 645 shares of Series A Preferred Stock and 1,149,204 shares of Series B Preferred Stock.

         For each share held as of the Record Date, each holder of Common Stock is entitled to one vote, each holder of Series A Preferred Stock is entitled to one vote and each holder of Series B Preferred Stock is entitled to 40 votes. If you hold your shares through a broker, you should contact your broker to determine the procedure by which you can vote.

         The presence, in person or by proxy, of stockholders entitled to cast at least one-third of the voting power represented by all outstanding shares constitutes a quorum. If a quorum is present at the Annual Meeting, the affirmative vote of a plurality of the votes cast by the stockholders present (in person or by proxy) and entitled to vote at the Annual Meeting is required for the election of each director (Proposal (1)) and the affirmative vote of a majority of the voting power present (in person or by proxy) and entitled to vote at the Annual Meeting is required for approval of the appointment of KPMG LLP as the Company's independent auditors (Proposal
(2)).

REVOCABILITY OF PROXIES

         A stockholder giving a proxy may revoke it at any time before it is voted by giving the Secretary of the Company a letter revoking the proxy or a duly executed proxy bearing a later date or by attending the meeting and voting in person. Attendance at the Annual Meeting will not in and of itself constitute the revocation of a proxy.

                                   PROPOSAL 1:

                              ELECTION OF DIRECTORS

NOMINEES FOR THE BOARD OF DIRECTORS

         Seven directors are to be elected at the Annual Meeting to hold office until the next Annual Meeting or until their successors are duly elected and qualified. The proxy will be voted in accordance with the directions stated on the card, or if no directions are stated, for election of the seven nominees listed below. The nominees for election who are named below are willing to be duly elected and to serve. However, in the event that a nominee is unable to serve, or is otherwise unavailable for election, at the time of election, the persons named in the accompanying proxy will vote, in their discretion, for a nominee, if any, recommended by the Board. Information concerning each nominee, including his principal occupation during the past five years and current directorships, is set forth below.

WILLIAM AVERY

         Mr. Avery joined the Company as Managing Director on March 28, 2000 and has served as a director since September 12, 2000. Mr. Avery also serves as the Chairman of the Nominating Committee. Mr. Avery is a Managing Partner of FG II Ventures, LLC ("FG II"), where he has worked since 1999. Prior to working with FG II, Mr. Avery was Corporate Senior Vice President and President of the International Division of CUC International Inc. ("CUC"), which merged with Cendant Corporation, and developed CUC's overseas memberships and Internet businesses. Mr. Avery is 51 years of age.

JAMES M. DUBIN

         Mr. Dubin has served as a director of the Company since March 28, 2000. Mr. Dubin also serves as a member of the Audit Committee and Compensation Committee. Mr. Dubin is also a Senior Partner and Co-Chair of the Corporate Department of Paul, Weiss, Rifkind, Wharton & Garrison, an international law firm headquartered in New York City, where he has worked since 1974. Mr. Dubin serves on the board of directors of Carnival Corporation, the world's largest cruise line operator, and Conair Corporation, an international designer, manufacturer and marketer of branded consumer products. Mr. Dubin is 54 years of age.

MICHAEL GLEASON

         Mr. Gleason has been Chairman of the Board since March 28, 2000. Mr. Gleason serves as a member of the Audit and Compensation Committees. He is also the Managing Partner of The Culmen Group, which has public and private equity investments in media, fixed income securities, oil and gas production and real estate, where he has worked since 1993. Mr. Gleason also represents Seven Network Australia in the United States and serves as Vice President of Seven Network (U.S.). Mr. Gleason also serves on the board of directors of Metro-Goldwyn-Mayer Inc., a producer and distributor of television programs and theatrical motion pictures. Mr. Gleason is 46 years of age.

WILLIAM E. LIPNER

         Mr. Lipner has been a director of the Company since March 28, 2000. Mr. Lipner serves as the Chairman of the Compensation Committee and is a member of the Nominating Committee.

He is also Chairman and Chief Executive Officer of NFO World Group, Inc., the world's third largest marketing information/market research company. Mr. Lipner also serves on the board of directors of Crane Co., a diversified aerospace engineering and manufacturing company. Mr. Lipner is 53 years of age.

JORDAN H. REDNOR

         Mr. Rednor has been a director of the Company since April 25, 2001. Mr. Rednor also serves as Chairman of the Audit Committee. Mr. Rednor joined DraftWorldwide, a global marketing and communications company, as President and Chief Operating Officer, in 1997. Prior to that he founded Rednor Group, Ltd., an investment banking and consulting firm based in New York. Mr. Rednor is 47 years of age.

MATTHEW RYAN

         Mr. Ryan joined the Company as President, Chief Executive Officer and a director on August 21, 2000. He is also the founder and CEO of eHotHouse, Inc. (now known as Change Technology Partners Operating Corp.), an interdisciplinary professional e-services firm and a wholly owned subsidiary of the Company. Mr. Ryan serves on the Nominating Committee. Prior to joining the Company, Mr. Ryan founded Ryan, Drossman & Partners, Inc. in 1990, a New York advertising agency whose clients included new economy businesses, financial services firms and established media companies. Before founding Ryan Drossman & Partners, Mr. Ryan worked at some of the nation's leading advertising agencies as a marketing strategist for many Fortune 100 clients. Mr. Ryan is also on the board of directors for Broadstream, Inc., a member of the Syracuse University Public Relations Council, and a member of the Naomi Berry Diabetes Center Advisory Board.

GARY C. WENDT

         Mr. Wendt has been a director of the Company since June 26, 2000. Since June 28, 2000, he has served as the Chairman and Chief Executive Officer of Conseco, Inc., an insurance and financial services company. Mr. Wendt created Global Opportunity Advisors LLC, an asset management company, in 1999. Prior to this, Mr. Wendt served as Chief Executive Officer of General Electric Capital Services, Inc., a financial unit of General Electric Company, until 1998. Mr. Wendt serves on the board of directors of iXL Enterprises, Inc., a leading Internet services company, and Europ@web N.V. He is also an advisory director of Internet Capital Group, Inc. Mr. Wendt is 59 years of age.

VOTE REQUIRED

         The vote required for the election of directors is a plurality of the votes cast and entitled to vote on the election of directors, provided a quorum is present. Abstentions and broker non-votes will not affect the outcome of the election.

         THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ELECTION OF
                  EACH OF THE SEVEN (7) DIRECTORS NAMED ABOVE.

MEETINGS OF THE BOARD AND CERTAIN COMMITTEES OF THE BOARD

         During 2000, the Board met eight times and took action by unanimous consent three times.

         The Company has standing Audit, Compensation and Nominating Committees whose current functions and members are described below. The Board formed these committees on March 28, 2000. Only Mr. Wendt attended fewer than 75% of the Board and committee meetings in 2000.

         AUDIT COMMITTEE. The Audit Committee is composed of Jordan H. Rednor (Chairman), James M. Dubin and Michael Gleason. This committee is charged with the responsibility of overseeing the financial reporting process of the Company. In the course of performing its functions, the Audit Committee (i) reviews the Company's internal accounting controls and its audited financial statements,
(ii) reviews with the Company's independent auditors the scope of their audit, their report and their recommendations, (iii) considers the possible effect on the independence of such accountants in approving non-audit services requested of them and (iv) recommends the action to be taken with respect to the appointment of the Company's independent auditors. All of the members of the Audit Committee are independent as defined by the rules of The Nasdaq Stock Market, Inc. A copy of the Audit Committee's charter, which was adopted by the Company's Board, is attached as Exhibit A to this proxy statement. The Audit Committee met three times in 2000.

         As the Audit Committee was not formed until after the filing of the Company's Annual Report on Form 10-KSB for the fiscal year ended December 31, 1999, the Audit Committee did not review, or have any other involvement with, the audited financial statements included in that report. The Audit Committee did review the audited financial statements filed with the Annual Report on Form 10-K for the fiscal year ended December 31, 2000. See "Report of the Audit Committee" below.

         COMPENSATION COMMITTEE. The Compensation Committee is composed of William E. Lipner (Chairman), James M. Dubin and Michael Gleason. The Compensation Committee is charged with the responsibility of (i) reviewing, advising and making recommendations with respect to employee salary and compensation plans, benefits and standards applicable to the executive officers of the Company, (ii) taking all actions with respect thereto that are not specifically reserved for the Board and (iii) administering any salary or compensation plans as the Compensation Committee is designated to administer. The Compensation Committee met twice in 2000.

         NOMINATING COMMITTEE. The Nominating Committee is composed of William Avery (Chairman), William E. Lipner and Matthew Ryan. The Nominating Committee is charged with the responsibility of reviewing and recommending to the Board proposed nominees for directors of the Company. The Nominating Committee does not accept nominees recommended by security holders.

COMPENSATION OF DIRECTORS

         Directors receive annual remuneration of $2,500 for serving as directors of the Company, and are reimbursed for out-of-pocket expenses incurred in connection with such service. Additionally, non-employee directors were granted options to purchase Common Stock under the

Company's 2000 Stock Option Plan. The table below summarizes the options granted to directors to date.

     DIRECTOR       DATE OF GRANT       NUMBER OF SHARES         EXERCISE PRICE
     --------       -------------       ----------------         --------------

James M. Dubin         06/26/00              400,000                 $ 0.50

Michael Gleason        06/26/00              400,000                 $ 0.50

William E. Lipner      06/26/00              400,000                 $ 0.50

Gary C. Wendt          06/26/00              400,000                 $ 0.50


EXECUTIVE OFFICERS

         The executive officers of the Company are as follows:

     NAME                AGE            PRESENT POSITION WITH THE COMPANY
     ----                ---            ---------------------------------

Matthew Ryan              40        President, Chief Executive Officer and
                                    Director

Robert Westerfield        45        Chief Operating Officer, Chief Financial
                                    Officer, Treasurer and Executive Vice
                                    President

Steven Carlin             36        Executive Vice President and Managing
                                    Director of Corporate Development

Kathleen E. Shepphird     36        Executive Vice President, Managing Director
                                    of Marketing and Communications and Company
                                    Secretary

         Set forth below is additional information concerning the persons listed above (other than Mr. Ryan, for whom such information has been provided under "Nominees for the Board of Directors").

ROBERT WESTERFIELD

         Mr. Westerfield joined the Company as Chief Operating Officer and Executive Vice President on February 5, 2001 and was elected Chief Financial Officer and Treasurer on March 16, 2001. Mr. Westerfield has also served as the Chief Financial Officer of eHotHouse, Inc., since September 5, 2000. Prior to joining the Company, Mr. Westerfield was the Chief Operating Officer of Cross Industry Solutions, an ASP service provider and IT solutions company. Before Cross Industry Solutions, Mr. Westerfield was the Director of Financial Planning at the NYU Medical Center where he oversaw the institution's $150 million capital expansion program. He also spent twelve years in the cable television industry where he was the Vice President of the Cable and Telecommunications Association for Marketing and General Manager of Rifkin Cable Income Partners--Northern Florida Cable Operations. Mr. Westerfield is also a member of The Financial Executives Networking Group, the American Management Association, the American Accounting Association, and the Institute of Management Accountants.

STEVEN CARLIN

         Mr. Carlin has been Executive Vice President and Managing Director of Corporate Development since March 16, 2001. Prior to being named Vice President, Mr. Carlin worked in the Company's Business Development Group. Prior to joining the Company, Mr. Carlin worked as the Vice President of Business Development for Realcentric.com, until December of 2000.

Before working at Realcentric.com, Mr. Carlin was the Vice President of Business Development for Net Explorer, Inc. (now Red Sky Interactive) where he built the company's national strategic partner alliances and joint marketing programs with industry leaders in the software and data industry, until September of 1999.

KATHLEEN E. SHEPPHIRD

         Ms. Shepphird joined the Company as a Managing Director of Marketing and Communications and Company Secretary on November 10, 2000 and was made an Executive Vice President on March 16, 2001. Prior to joining the Company, Ms. Shepphird was a Managing Director of FG II, which she co-founded in 1991. Before founding FG II in 1991, Ms. Shepphird held Account Manager positions at DDB Needham in San Francisco and Della Femina McNamee in New York, where she focused on the financial services sector.

                 EXECUTIVE COMPENSATION AND RELATED INFORMATION

SUMMARY OF CASH AND CERTAIN OTHER COMPENSATION

         The following Summary Compensation Table sets forth the compensation awarded to, earned by or paid to the Chief Executive Officer and certain executive officers during the fiscal year ended December 31, 2000 for services rendered in all capacities to the Company and its subsidiaries.

                                                                   AWARDS OF
     NAME AND PRINCIPAL POSITION        YEAR     SALARY ($)(1)  OPTIONS/SARS (#)
     ---------------------------        ----     -------------  ----------------

Matthew Ryan
CEO and President .................     2000        73,559       3,000,000 (2)

Cary S. Fitchey (3)
Former CEO and President ..........     2000        57,692              --

William Avery (4)
Managing Director .................     2000        92,307              --

------------------------
1 Salaries listed have been prorated to reflect the amount of time each officer was employed by the Company in 2000. The period covered for each officer is as follows:
         Mr. Ryan:  August 22, 2000 - December 31, 2000
         Mr. Fitchey:  March 28, 2000 - August 21, 2000
         Mr. Avery:  March 28, 2000 - December 31, 2000
2    Consists of 3,000,000 options to purchase shares of Common Stock.
3    Mr. Fitchey resigned as CEO and President of the Company on August 21,
     2000.
4    Mr. Avery resigned as Managing Director of the Company on March 16, 2001.

         No compensation for services in any capacity to the Company was awarded, earned by or paid during the fiscal years ended December 31, 1999 and 1998 to James A. Arias, the Company's former Chief Executive Officer (and sole employee and director of the Company for fiscal years ended December 31, 1998 and 1999). The Company has entered into a consulting agreement with Mr. Arias for Mr. Arias to provide administrative services to the Company. See "Certain Relationships and Related Transactions -- Arias Consulting Agreement."


OPTION/SAR GRANTS IN FISCAL YEAR 2000

         The following awards were made to executives pursuant to the 2000 Stock Option Plan.

                                                  % OF TOTAL OPTIONS
                            NUMBER OF SECURITIES      GRANTED TO                                    GRANT DATE
                            UNDERLYING OPTIONS       EMPLOYEES IN     EXERCISE       EXPIRATION   PRESENT VALUE
     NAME      GRANT DATE       GRANTED (#)           FISCAL YEAR     PRICE ($/SH)      DATE           ($)(1)
     ----      ----------       -----------           -----------     ------------      ----           ------
Matthew Ryan ..  8/21/00        3,000,000                100%           $1.59          8/21/10       3,990,000

------------------------
1 The fair value of each option grant during 2000, as set forth in the following table, is estimated on the date of grant using the Black-Scholes option pricing model, with the following assumptions:
              WEIGHTED AVERAGE ASSUMPTIONS USED TO ESTIMATE FAIR VALUE

                  Dividend yield                               0.00%
                  Expected volatility                            59%
                  Risk free interest rate                      5.78%
                  Expected lives in years                         10
                  Fair value of each option granted            $1.33

EMPLOYMENT AGREEMENTS

         On August 21, 2000, the Company entered into a three-year employment agreement with Mr. Ryan with automatic one-year extensions. Either party may terminate the agreement with 120 days notice before the expiration of the current term. The agreement provides for a base annual salary of $225,000, as well as a discretionary bonus of up to 100% of Mr. Ryan's annual salary. The agreement also provides for reimbursement of business expenses and a $2 million life insurance policy for Mr. Ryan. Mr. Ryan also agreed to a one-year non-competition and confidentiality clause upon termination or resignation.

         Mr. Ryan's employment agreement provides that if the Board does not approve of acquisitions sufficient to generate $12 million in revenue by September 15, 2001, Mr. Ryan may terminate his employment agreement upon a notice of termination within 60 days of such first anniversary. In the event of such a termination, Mr. Ryan will continue to receive his base salary through six (6) months from the date of such termination and such amount shall not be reduced by any other earnings during such period. In addition to the first one-third (1/3) of the 3,000,000 options granted to Mr. Ryan, which shall be vested as of the first anniversary of his employment with the Company on August 21, 2001, an additional 8.31% (e.g. 3 months additional vesting) of the options shall vest on the date of such termination.

         On March 28, 2000, the Company entered into an at-will employment agreement with Mr. Fitchey. The agreement provided for a $150,000 base salary, as well as reimbursement of out-of-pocket business expenses and indemnification for any liabilities incurred as a result of Mr. Fitchey's position with the Company. Mr. Fitchey resigned as Chief Executive Officer of the Company on August 21, 2000.

         On March 28, 2000, the Company entered into an at-will employment agreement with Mr. Avery. The agreement provided for a $150,000 base salary, as well as reimbursement of out-of-pocket business expenses and indemnification for any liabilities incurred as a result of his position with the Company. Mr. Avery resigned as Managing Director of the Company on March 16, 2001.

                      REPORT OF THE COMPENSATION COMMITTEE

         The Compensation Committee of the Board, which met twice last year, reviews and determines the compensation of the Company's executive officers. It also reviews and approves any employment, severance or similar agreements for executive officers. In addition, the committee oversees and approves grants of stock options and other stock-based awards pursuant to the Company's stock option plan to employees and non-employee directors. Mr. Dubin and Mr. Fitchey, who resigned from the Board on August 21, 2000, were members of the Compensation Committee during the last fiscal year. Mr. Gleason and Mr. Lipner (Chairman) were appointed members of the committee in early 2001.

POLICY AND PERFORMANCE MEASURES

         The Company has entered into employment agreements with some of its executive officers. These agreements provide for a base salary, discretionary bonuses, and restricted stock and stock option awards. The committee believes that entering into these agreements is in the Company's best interest because the structure of these agreements assists the Company in retaining its key officers and focusing the efforts and energies of those officers on further enhancing the long-term value of the Company for the stockholders. The total compensation reflected in these employment agreements is generally based upon the officers' prior compensation levels and peer group benchmarking surveys. Overall, compensation is targeted at the top half to top quarter of the Company's peer group companies in order to attract and retain highly qualified employees, and an emphasis is placed upon incentive-based compensation.

         The Internal Revenue Code generally limits to $1 million the amount of compensation that the Company may deduct in any year with respect to certain of our officers. Accordingly, the Compensation Committee endeavors to structure executive compensation so that most of it will be deductible. At the same time, the committee has the authority to award compensation in excess of the $1 million limit, regardless of whether such additional compensation will be deductible, in cases where the Compensation Committee determines in good faith that such compensation is appropriate.

CHIEF EXECUTIVE OFFICER COMPENSATION

         During the last fiscal year, the Company entered into a three-year employment agreement with Mr. Ryan with automatic one-year extensions. The agreement provides for a base salary of $225,000, as well as a discretionary bonus of up to 100% of Mr. Ryan's salary. Mr. Ryan also agreed to a non-competition and confidentiality provision for a period of one-year following termination or resignation. See "Employment Agreements." The committee also granted to Mr. Ryan options to purchase 3,000,000 shares of Common Stock at a price per share of $1.59. One-third of these options will vest on August 21, 2001, and the remaining two-thirds will vest monthly over the following two year period with all options being vested by August 21, 2003. The Compensation Committee approved and ratified the compensation paid to Mr. Ryan for fiscal year 2000 based on Mr. Ryan's business experience and his responsibilities to, among other things, guide the Company's daily affairs and the Company's long-term strategic plan. The committee believes that Mr. Ryan's compensation in 2000 was comparable to compensation packages of chief executive officers of other companies similar to the Company.

                         COMPENSATION COMMITTEE MEMBERS
                         ------------------------------
                                 James M. Dubin
                                 Michael Gleason
                                William E. Lipner

                          REPORT OF THE AUDIT COMMITTEE

         The Audit Committee monitors the Company's financial reporting process and internal control system on behalf of the Board. In addition, the Committee recommends to the Board, subject to stockholder ratification, the selection of the Company's independent auditors. The members of the Audit Committee are independent as defined by the rules of The Nasdaq Stock Market, Inc.

         Management is responsible for the Company's internal controls and the financial reporting process. The Company's independent auditors, KPMG LLP, are responsible for performing an independent audit of the Company's financial statements in accordance with generally accepted auditing standards and to issue a report thereon. The Audit Committee's responsibility is to monitor and oversee these processes. The Audit Committee's role does not provide any special assurance with regard to the Company's financial statements, nor does it involve a professional evaluation of the quality of the audits performed by KPMG.

         In this context, the Audit Committee has met and held discussions with management and KPMG. Management represented to the Committee that the Company's financial statements were prepared in conformity with accounting principals generally accepted in the United States of America, and the Committee has reviewed and discussed the financial statements with management and KPMG. The Committee discussed with KPMG the matters required to be discussed by Statement on Auditing Standards No. 61 (Communication with Audit Committees).

         In addition, the Audit Committee has had discussions with KPMG regarding KPMG's independence from the Company and its management, including matters in the written disclosures required by the Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees).

         The Audit Committee discussed with KPMG the overall scope and plans for their audits. The Committee meets with KPMG, with and without management present, to discuss the results of their examinations, the evaluations of the Company's internal controls, and the overall quality of the Company's financial reporting.

         Based upon the Audit Committee's discussions with management, KPMG and the Committee's review of the representations of management and the report of KPMG to the Committee, the Committee recommended that the Board include the audited financial statements in the Company's Annual Report on Form 10-K for the year ended December 30, 2000 filed with the Commission.

                             AUDIT COMMITTEE MEMBERS
                             -----------------------
                                 James M. Dubin
                                 Michael Gleason
                                Jordan H. Rednor

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

ACQUISITION OF EHOTHOUSE

         On September 15, 2000, the Company acquired majority voting control of eHotHouse pursuant to a transaction where eHotHouse issued Series A Preferred Stock in exchange for $3 million in cash and a covenant, by the Company, to issue 6,374,502 shares of Company Common Stock as directed by eHotHouse. Mr. Ryan was the Chief Executive Officer of eHothouse at the time of the acquisition. As part of the transaction, Mr. Ryan entered into an employment agreement with the Company, as described under "Executive Compensation and Related Information - Employment Agreements."

         On February 21, 2001, the Company acquired the minority interest in eHotHouse that it did not already own pursuant to a transaction where, in exchange for each share of eHotHouse Class A common stock held at the effective time of the merger, each holder (at its option) received either 1.44385 shares of Common Stock of the Company or $2.165775. In connection with this acquisition, the Company issued approximately 4.5 million shares of Common Stock and paid a total of $400,000 in cash to the eHotHouse stockholders. The acquisition made eHotHouse a wholly owned subsidiary of the Company. Mr. Ryan owned approximately 68% of the Class A common stock acquired by the Company and received as merger consideration 3,144,494 shares of Common Stock and $181,818 in cash.

PURCHASES OF SERIES B PREFERRED STOCK

         In connection with the sale of Series B Preferred Stock and warrants on March 28, 2000, the following occurred:

                  (i) Mr. Avery acquired 50,000 shares of Series B Preferred Stock and warrants to purchase 7,115,625 shares of Common Stock;

                  (ii) Mr. Dubin acquired 8,450 shares of Series B Preferred Stock. Mr. Dubin is a partner of the law firm Paul, Weiss, Rifkind, Wharton & Garrison, which provides legal services to the Company for which the Company incurs legal fees;

                  (iii) Mr. Fitchey acquired 60,000 shares of Series B Preferred Stock and warrants to purchase 8,043,750 shares of Common Stock;

                  (iv) Culmen Technology Partners, L.P. acquired 800,000 shares of Series B Preferred Stock. Mr. Gleason is the President and sole director of Culmen Technology Partners, Inc., the general partner of Culmen Technology Partners, L.P.;

                  (v) Mr. Lipner acquired 20,000 shares of Series B Preferred Stock;

                  (vi) Turtle Holdings LLC acquired 130,000 shares of Series B Preferred Stock and warrants to purchase 10,312,504 shares of Common Stock. Mr. Ryan is a member of Turtle Holdings LLC;

                  (vii) TNRT acquired 50,000 shares of Series B Preferred Stock. Mr. Wendt is the sole member of TNRT; and

                  (viii) Ms. Shepphird acquired warrants to purchase 1,546,875 shares of Common Stock.

BUSINESS OPPORTUNITY ALLOCATION AND MISCELLANEOUS SERVICES AGREEMENT

         The Company entered into an Amended and Restated Business Opportunity Allocation and Miscellaneous Services Agreement, dated November 10, 2000 (the "Business Opportunity Agreement"), with FG II and certain affiliates of FG II to address the allocation of acquisition opportunities, given the responsibilities and management duties some of the Company's former management team had with respect to various entities affiliated with FG II. FG II on behalf of itself and its affiliates will refer to the Company all opportunities (outside of Europe, the Middle East and Africa) for the Company to acquire interests in its target businesses where the Company's allocation is a minimum of $1,000,000 or where 50% of the amount of such opportunity could be acquired for no less than $500,000 and such an acquisition would give the Company primary control of the target business. If the opportunity is appropriate for both the Company and for FG II or its other affiliates, the opportunity will be allocated on an equitable basis which recognizes the Company's objective of not being classified as an investment company, but in any event, the Company will be allocated at least 50% of the opportunity.

ARIAS CONSULTING AGREEMENT

         The Company entered into a consulting agreement with James A. Arias, the Company's former sole director, on March 28, 2000. James A. Arias agreed to provide administrative services for an annual fee of $50,000 the first year and $25,000 the second year, plus out-of-pocket expenses. These services will facilitate the orderly transition to new management of information relating to the Company's prior business and operations. This agreement may be terminated for cause by the Company or at will by James A. Arias.

STOCK OPTIONS

         The 2000 Stock Option Plan provides for the award of stock options to the employees, directors and consultants ("Participants") of the Company. Grants under this plan are intended to provide Participants with the promise of longer-term rewards that appreciate in value with favorable future performance of the company. In determining grants of stock options, the Compensation Committee reviews individual performance and company performance. The criteria used to evaluate company performance include sales and earnings figures and return on equity. The committee believes that all such criteria are accorded equal weight. The 2000 Stock Option Plan authorizes the issuance of a maximum of 20,000,000 options, with a maximum of 3,000,000 options to be received each year by any one Participant.

         On June 26, 2000, Messrs. Dubin, Gleason, Lipner and Wendt were each granted non-qualified stock options to purchase 400,000 shares of Common Stock. One-fourth of these stock options vested on June 26, 2000, one-fourth of them will vest on June 26, 2001 and the remainder will vest monthly from June 26, 2001 until June 26, 2003. On August 21, 2000, Mr. Matthew Ryan was granted stock options to purchase 3,000,000 shares of Common Stock. One third of these options vest on August 21, 2001. An additional 2.77% of the options will vest as of the first of each calendar month commencing September 1, 2001, until the remaining options have vested.

                                   PROPOSAL 2:

                        RATIFICATION OF THE SELECTION OF
                              INDEPENDENT AUDITORS

         On February 5, 2001, upon recommendation of the Audit Committee, the Board selected KPMG LLP ("KMPG") to serve as the independent auditors of the Company for the fiscal year ending December 31, 2001. The Board proposes and recommends that the stockholders ratify this selection. KPMG has served as the Company's independent auditors since July 13, 2000. Prior to that time, Grant Thornton LLP ("Grant Thornton") acted as the independent auditors for the Company.

         Representatives of KPMG are expected to be present at the Annual Meeting, and will be available to respond to questions.

         Due to the Company's limited operations, the accounting services provided by Grant Thornton were of a limited nature. Because the Company intended to broaden its operations, the Board and the Audit Committee of the Board decided to replace Grant Thornton with KPMG as the Company's independent auditors on July 13, 2000.

         Grant Thornton's reports on the Company's financial statements for the two years ended December 31, 1999 did not contain an adverse opinion, a disclaimer of opinion or a qualification or modification as to uncertainty, audit scope or accounting principles. During the Company's two fiscal years ended December 31, 1999 and subsequent interim periods preceding Grant Thornton's dismissal, there were no disagreements between the Company and Grant Thornton on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreement, if not resolved to Grant Thornton's satisfaction, would have caused Grant Thornton to make reference to the subject matter of such disagreement in connection with its report.

         At no time during the two fiscal years ended December 31, 1999 and subsequent interim period preceding such dismissal did Grant Thornton advise the Company (i) that the internal controls necessary for the Company to develop reliable financial statements did not exist; (ii) that information had come to Grant Thornton's attention that led it to no longer be able to rely on the representations of the Company's management or that made Grant Thornton unwilling to be associated with the financial statements prepared by the Company's management; (iii)(a) of the need to expand significantly the scope of Grant Thornton's audit, or that information came to its attention, that if further investigated, might have (1) materially impacted the fairness or reliability of either: a previously issued audit report or the underlying financial statements; or the financial statements issued or to be issued covering the fiscal period(s) subsequent to the date of the most recent financial statements covered by an audit report (including information that might have prevented it from rendering an unqualified audit report on those financial statements), or (2) caused it to be unwilling to rely on the representations of the Company's management or be associated with the Company's financial statements and (b) that due to its dismissal, or for any other reason, it did not expand the scope of its audit or conduct further investigation; or
(iv)(a) that information came to Grant Thornton's attention that it had concluded materially impacted the fairness or reliability of either (1) a previously issued audit report or the underlying financial statements or (2) the financial statements issued or to be issued covering the fiscal period(s) subsequent to the date of the most recent financial statements covered by an audit report (including information that, unless resolved to Grant Thornton's satisfaction, would have prevented them from rendering an unqualified audit report on those financial statements) and

(b) due to its dismissal, or for any other reason, the issue had not been resolved to Grant Thornton's satisfaction prior to its dismissal.

         The Company did not consult with KPMG at any time prior to its appointment on July 13, 2000.

         VOTE REQUIRED

         The vote required for the ratification of the selection of KPMG is the affirmative vote of a majority of the voting power present (in person or by proxy) and entitled to vote on such ratification, provided a quorum is present. An abstention from voting on the proposal will have the effect of a "no" vote. Broker non-votes are considered not cast and therefore will not affect the outcome of the vote.

         THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE RATIFICATION OF THE SELECTION OF KPMG AS THE COMPANY'S INDEPENDENT AUDITORS
                  FOR THE FISCAL YEAR ENDING DECEMBER 31, 2001.

                          SECURITY OWNERSHIP OF CERTAIN
                        BENEFICIAL OWNERS AND MANAGEMENT

         The following table sets forth certain information as of April 20, 2001 regarding (i) each person known by the Company to be the beneficial owner of more than 5% of the outstanding shares of Common Stock, Series A Preferred Stock or Series B Preferred Stock, (ii) each director of the Company, (iii) the current and former Chief Executive Officer of the Company for the Company's last completed fiscal year and the Company's other executive officers, and (iv) all executive officers and directors as a group. Except as otherwise indicated, each person has sole voting and dispositive power with respect to such shares.

         Each share of the Series A Preferred Stock is convertible into one share of Common Stock. Each share of Series B Preferred Stock is convertible into 40 shares of Common Stock.

         Beneficial ownership includes shares for which a person, directly or indirectly, has or shares voting or investment power, or both, and also includes options and warrants which are exercisable within sixty days of April 20, 2001.

                                                                 SERIES A                SERIES B
                                      COMMON STOCK               PREFERRED STOCK         PREFERRED STOCK
                                      ------------               ---------------         ---------------
                                                    PERCENT OF          PERCENT OF                PERCENT OF
NAME AND ADDRESS OF BENEFICIAL OWNER  SHARES        CLASS        SHARES   CLASS          SHARES     CLASS
------------------------------------  ------        -----        ------   ------         ------     -----
Culmen Technology Partners, L.P
201 Main Street, Suite 1955
Fort Worth, TX  76102...............  32,000,000    25.7%        --       --%            --         --%

Turtle Holdings LLC
115 East Putnam Avenue
Greenwich,  CT 06830................  15,512,500(1) 12.4         --       --             15,000(2)  1.3

Walter A. Forbes
537 Steamboat Road
Greenwich, CT  06830................  10,810,625(3) 8.1          --       --             --         --

Cary S. Fitchey.....................  10,443,750(4) 7.9          --       --             --         --

William Avery.......................  9,115,625(5)  6.9          --       --             6,000(6)   *

James M. Dubin......................  438,000(7)    *            --       --             --         --

Michael Gleason.....................  32,100,000(8) 25.8         --       --             --         --

William E. Lipner...................  900,000(9)    *            --       --             --         --

Matthew Ryan........................  4,144,494(10) 3.3          --       --             --         --

Gary C. Wendt.......................  2,100,000(11) 1.7          --       --             --         --

Steve Carlin........................  --            --           --       --             --         --

Kathleen Shepphird..................  1,546,875(12) 1.2          --       --             --         --

Robert Westerfield..................  --            --           --       --             --         --

Morton H. Meyerson
c/o 2M Companies
4514 Cole Avenue, Suite 400
Dallas, TX  75205-5412..............  --            --           --       --             200,000    17.4

Metropolis Venture Partners
405 Lexington Avenue
New York, NY  10017.................  --            --           --       --             200,000    17.4

                                                                 SERIES A                SERIES B
                                      COMMON STOCK               PREFERRED STOCK         PREFERRED STOCK
                                      ------------               ---------------         ---------------
                                                    PERCENT OF          PERCENT OF                PERCENT OF
NAME AND ADDRESS OF BENEFICIAL OWNER  SHARES        CLASS        SHARES   CLASS          SHARES     CLASS
------------------------------------  ------        -----        ------   ------         ------     -----
Wayne Huizenga
450 East Los Olas Boulevard, Suite
1500
Fort Lauderdale, FL  33301 .........  --            --           --       --             95,000     8.3

Westmark Industries LLC
315 Post Road West
Westport, CT  06880 ................  --            --           --       --             95,000     8.3

New River Capital Partners
One Financial Plaza, Suite 1100
Fort Lauderdale, FL 33394 ..........  --            --           --       --             75,000     6.5

Community Property LLC
46 Vineyard Lane
Greenwich, CT  06831 ...............  --            --           --       --             65,000     5.7

Gordon Bryant
9408 Avenida Del Oso NE
Albuquerque, NM  87111..............  --            --           645      100            --         --

All officers and directors as a
group (9 persons)...................  50,344,994(13) 37.4         --       --             6000(6)    *

* Represents less than 1% of the outstanding shares, both in number and in terms of voting power.

         (1) Represents 4,600,000 shares of Common Stock, warrants to purchase an aggregate of 10,312,500 shares of Common Stock and 15,000 shares of Series B Preferred Stock owned by Turtle Holdings LLC that are convertible into 600,000 shares of Common Stock.

         (2) Represents 15,000 shares of Series B Preferred Stock owned by Turtle Holdings LLC that are convertible into 600,000 shares of Common Stock.

         (3) Represents 1,220,000 shares of Common Stock, and warrants to purchase an aggregate of 9,590,625 shares of Common Stock.

         (4) Represents 2,400,000 shares of Common Stock, and warrants to purchase an aggregate of 8,043,750 shares of Common Stock.

         (5) Represents 1,760,000 shares of Common Stock, warrants to purchase an aggregate of 7,115,625 shares of Common Stock and 6,000 shares of Series B Preferred Stock owned by Mr. Avery that are convertible into 240,000 shares of Common Stock.

         (6) Represents 6,000 shares of Series B Preferred Stock owned by Mr. Avery that are convertible into 240,000 shares of Common Stock.

         (7) Represents 338,000 shares of Common Stock and options to purchase an aggregate of 100,000 shares of Common Stock.

         (8) Represents 32,000,000 shares of Common Stock owned by Culmen Technology Partners, L.P. ("Culmen"). Mr. Gleason is the President and sole director of CTP, Inc., the general partner of Culmen. As a result, he may be deemed to have beneficial ownership over these shares. Also includes options to purchase an aggregate of 100,000 shares of Common Stock.

         (9) Represents 800,000 shares of Common Stock and options to purchase an aggregate of 100,000 shares of Common Stock.

         (10) Represents 3,144,494 shares of Common Stock and warrants to purchase an aggregate of 1,000,000 shares of Common Stock.

         (11) Represents 2,000,000 shares of Common Stock owned by TNRT, LLC ("TNRT"). Mr. Wendt is the sole member of TNRT. As a result, he may be deemed to have beneficial ownership over these shares. Also includes options to purchase an aggregate of 100,000 shares of Common Stock.

         (12) Represents warrants to purchase an aggregate of 1,546,875 shares of Common Stock.

         (13) Represents 40,042,494 shares of Common Stock, warrants to purchase an aggregate of 9,662,500 shares of Common Stock, options to purchase 400,000 shares of Common Stock and 6,000 shares of Series B Preferred Stock that are convertible into 240,000 shares of Common Stock. Includes 32,000,000 shares of Common Stock owned by Culmen, which Mr. Gleason may be deemed to beneficially own.

                      COMPARATIVE STOCK PERFORMANCE GRAPHS

         The graph below compares the total stockholder return on our Common Stock with the total stockholder return of (i) the Nasdaq Stock Market (U.S.) Index and (ii) the Hambrecht & Quist Internet Index, assuming an investment of $100 on December 31, 1999 in each of our Common Stock, the stocks comprising the Nasdaq Market Index and the stocks comprising the Hambrecht & Quist Internet Index.

[GRAPHIC OMITTED]
[STOCK PERFORMANCE GRAPH]

                           CHANGE                              HAMBRECHT & QUIST
     MEASUREMENT DATE    TECHNOLOGY     NASDAQ INDEX            INTERNET INDEX
     ----------------    ----------     ------------            --------------

12/31/99 ............     $100.00          $100.00                    $100.00
03/31/00 ............     $337.50          $112.30                    $104.50
06/30/00 ............     $225.00          $97.50                     $77.50
12/31/00 ............     $75.00           $60.70                     $38.50
03/31/01 ............     $31.20           $45.10                     $23.80

                                  OTHER MATTERS

EXPENSES OF SOLICITATION

         This solicitation is being made by the Board. The cost of soliciting proxies, including the preparation, assembling and mailing of the Notice of Annual Meeting, Proxy Statement, form of proxy and other soliciting material, as well as the cost of forwarding such material to the beneficial owners of the shares of record, will be borne by the Company. Directors, officers and employees of the Company may also solicit proxies, by further mailings, personal conversations or by telephone but such individuals will not receive any additional compensation for these actions. The Company may reimburse brokers and others holding shares in their names or in the names of nominees for their reasonable out-of-pocket expenses incurred in sending the proxy materials to principals and beneficial owners. The Company may also use the services of paid solicitors.

STOCKHOLDER PROPOSALS FOR THE 2002 ANNUAL MEETING

         From time to time, stockholders present proposals, which may be proper subject for inclusion in the proxy statement and for consideration at the next Annual Meeting. To be considered, proposals must be submitted on a timely basis. Proposals for the Annual Meeting of Stockholders to be held next year must be received by the Company no later than January 1, 2002 and must otherwise comply with Rule 14a-8 under the Exchange Act.

COMPLIANCE WITH SECTION 16(A) OF THE EXCHANGE ACT

         Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company's directors, executive officers, and persons who own more than ten percent of the Company's Common Stock, to file reports of ownership and changes in ownership on Forms 3, 4 and 5 with the SEC. Directors, executive officers and greater than ten percent stockholders are required by SEC regulations to furnish the Company with copies of all Forms 3, 4 and 5 they file.

         The Company believes that all its directors, executive officers, and greater than ten percent beneficial owners complied with all filing requirements applicable to them in 2000.

AUDIT FEES

         The firm of KPMG LLP, independent auditors, audited the Company's financial statements for the year ended December 31, 2000. The fees for professional services provided by KPMG in reviewing the financial statements for fiscal year 2000 totaled $175,000.

ALL OTHER FEES

         The aggregate fees billed to the Company for services rendered by KPMG LLP to the Company, other than for the audit of the Company's fiscal year 2000 financial statements, totaled $282,700. Of this amount, $272,700 went towards audit related services, including fees for due diligence on acquisitions and accounting consultations. The remaining $10,000 was for non audit related services, including fees for tax consultation, tax return preparation and other consultations.

ANNUAL REPORT ON FORM 10-K

         Stockholders will receive with this proxy statement a copy of the Company's annual report on Form 10-K, including the financial statements and the financial statement schedules, as filed with the SEC for the fiscal year ended December 31, 2000. Stockholders wishing to receive additional copies may request so in writing at the following address:

                         Attention:  Kathleen Shepphird
                         Change Technology Partners, Inc.
                         537 Steamboat Road
                         Greenwich, Connecticut 06830
                         (203) 661-6942

OTHER BUSINESS

         As of the date of this Proxy Statement, the Board is not aware of any matters that will be presented for action at the Annual Meeting other than those described in this proxy statement. Should other business be properly brought before the Annual Meeting, it is intended that the accompanying proxy will be voted thereon in the discretion of the person named as proxies.

                                                                       EXHIBIT A
                                                                       ---------


           CHARTER OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS OF
                        CHANGE TECHNOLOGY PARTNERS, INC.

I.       PURPOSE

         The primary function of the Audit Committee of Change Technology Partners, Inc. (the "Company"), is to assist the Board of Directors in fulfilling its oversight responsibilities by reviewing (i) the financial reports and other financial information provided by the Company to stockholders, the public and others, (ii) the systems of internal controls regarding finance, accounting, legal compliance and ethical behavior that management and the Board of Directors have established and (iii) the Company's auditing, accounting and financial reporting processes generally. Consistent with this function, the Audit Committee should encourage continuous improvement of, and should foster adherence to, the Company's policies, procedures and practices at all levels.

         In meeting its responsibilities, the Audit Committee is expected to:

         o Serve as an independent and objective party to review the Company's financial reporting process and internal control system.

         o Review and appraise the audit activities of the Company's outside auditors.

         o Provide an open avenue of communication among the outside auditors, financial and senior management and the Board of Directors.

         Without limiting the foregoing, and in recognition of the fact that the Company's outside auditors are ultimately accountable to the Board of Directors and the Audit Committee, the Board of Directors and the Audit Committee have the ultimate authority and responsibility to select, evaluate and, where appropriate, replace the outside auditors (or to nominate the outside auditors for stockholder approval).

         The Audit Committee will primarily fulfill these responsibilities by carrying out the activities enumerated in Section IV of this Charter.

II.      ORGANIZATION

         The Audit Committee shall be comprised of three or more directors as determined by the Board, each of whom shall be independent of the management, and free from any relationship that, in the opinion of the Board, would interfere with the exercise of the director's independence from the management and the Company. For purposes of this Charter, certain relationships as set forth on Annex I shall negate the status of independence.

         All members of the Audit Committee shall have a working familiarity with basic finance and accounting practices, and at least one member of the Audit Committee shall have accounting or related financial management expertise.

         The members of the Audit Committee shall be elected by the Board of Directors at the annual organizational meeting of the Board and the members shall serve until their successors shall be duly elected and qualified. The Chairman of the Audit Committee may be designated by the full Board or, if it does not do so, the members of the Audit Committee may elect a Chairman by vote of a majority of the full Audit Committee membership.

III.     MEETINGS

         The Audit Committee shall meet at least four times per year on a quarterly basis, or more frequently as circumstances require. The Audit Committee may require members of management or others to attend meetings and to provide pertinent information as necessary. As part of its job to foster open communication, the Audit Committee shall meet at least semi-annually with management and at least annually with the Company's outside auditors in separate executive sessions to discuss any matters that the Audit Committee or each of these groups believe should be discussed privately. In addition, the Audit Committee as a whole or its Chairman individually shall meet with management and the outside auditors each quarter to review the Company's financial statements (consistent with IV.3 below).

IV.      RESPONSIBILITIES AND DUTIES

         To fulfill its responsibilities and duties, the Audit Committee shall:

1. Review the Company's annual financial statements and any financial reports or other financial information submitted to stockholders, any governmental body, any stock exchange or the public, including any certification, report, opinion or review rendered by the outside auditors.

2. Review with financial management and the Company's outside auditors all financial statements and related disclosure documents, including Form 10-K and Form 10-Q, prior to the filing of such reports with the Securities and Exchange Commission and, if feasible, prior to any public announcement of financial results for the periods covered thereby. The Chairman of the Audit Committee may represent the entire Audit Committee for purposes of this review.

3. Review and reassess the adequacy of the Audit Committee's Charter annually and recommend to the Board any changes deemed appropriate by the Audit Committee. The Chairman of the Audit Committee may represent the entire Audit Committee for purposes of this review.

4. Prepare any reports of the Audit Committee required by applicable securities laws or stock exchange listing requirements or rules to be included in any proxy statements, information statements or other documents.

5. Review the performance of the outside auditors and make recommendations to the Board regarding the appointment or replacement of the outside auditors.

6. On an annual basis, review and discuss with the outside auditors all relationships the outside auditors have with the Company to determine the outside auditors' continued independence. In connection with the foregoing, the Audit Committee shall ensure that the outside auditors submit to the Audit Committee on an annual basis a written statement delineating all such relationships, shall discuss with the outside auditors any disclosed relationship or services that may impact the objectivity and independence of the outside auditors and shall recommend that the Board take appropriate action in response to the written statement to satisfy itself of the outside auditors' independence.

7. Periodically consult with the outside auditors without management being present about the completeness and accuracy of the Company's financial statements.

8. Periodically discuss with the outside auditors their judgments about the quality and appropriateness, as opposed to the acceptability, of the Company's accounting principles and financial disclosure practices as applied in its financial reporting.

9. Consider and approve, if appropriate, major changes to the Company's auditing and accounting principles and practices as suggested by the outside auditors or management.

10. In consultation with the outside auditors, review the integrity of the Company's financial reporting processes, both internal and external.

11. Establish regular and separate systems of reporting to the Audit Committee by each of management and the outside auditors regarding any significant judgments made in management's preparation of the financial statements and the view of each as to the appropriateness of such judgments.

12. Following completion of the annual audit, review separately with each of management and the outside auditors any significant difficulties encountered during the course of the audit, including any restrictions on the scope of work or access to required information.

13. Review any significant disagreement between management and the outside auditors in connection with the preparation of the financial statements.

14. Review with the outside auditors and management the extent to which changes or improvements in financial or accounting practices, as approved by the Audit Committee, have been implemented. (The review should be conducted at an appropriate time subsequent to implementation of changes or improvements, as determined by the Audit Committee.)

15. Review management's procedures for ensuring that the Company's financial statements, reports and other financial information disseminated to stockholders, any governmental body, any stock exchange and the public satisfy applicable legal and regulatory requirements.

16. Review, with the Company's counsel, legal compliance matters including corporate securities trading policies.

17. Review, with the Company's counsel, any legal matter that could have a significant impact on the Company's financial statements.

18. Perform any other activities consistent with this Charter, the Company's By-laws and governing law, as the Audit Committee or the Board deems necessary or appropriate.

                                     ANNEX I



DEFINITIONS OF INDEPENDENCE.  None of the following will be deemed independent:

(a) a director who is employed by the Company or any of its affiliates for the current year or any of the past three years;

(b) a director who accepts any compensation from the Company or any of its affiliates in excess of $60,000 during the previous fiscal year, other than compensation for board service, benefits under a tax-qualified retirement plan or non-discretionary compensation;

(c) a director who is a member of the immediate family of an individual who is, or has been in any of the past three years, employed by the Company or any of its affiliates as an executive officer. Immediate family includes a person's spouse, parents, children, siblings, mother-in-law, father-in-law, brother-in-law, sister-in-law, son-in-law, daughter-in-law, and any other person who resides in such person's home;

(d) a director who is a partner in, or a controlling stockholder or an executive officer of, any for-profit business organization to which the Company made, or from which the Company received, payments (other than those arising solely from investments in the corporation's securities) that exceed 5% of the corporation's or business organization's consolidated gross revenues for that year, or $200,000, whichever is more, in any of the past three years;

(e) a director who is employed as an executive of another entity where any of the Company's executives serve on that entity's compensation committee.

                                      PROXY
                        CHANGE TECHNOLOGY PARTNERS, INC.

                PROXY SOLICITED BY THE BOARD OF DIRECTORS FOR THE
                         ANNUAL MEETING OF STOCKHOLDERS
                              MONDAY, JUNE 18, 2001

         The undersigned hereby appoints Michael Gleason and James M. Dubin, or either of them, as proxies with full power of substitution to represent the undersigned and to vote all shares of Common Stock, Series A Convertible Preferred Stock or Series B Convertible Preferred Stock, as the case may be, of Change Technology Partners, Inc. (the "Company") which the undersigned is entitled to vote at the Annual Meeting of Stockholders to be held on Monday, June 18, 2001 or any adjournments thereof with all powers which the undersigned would possess if personally present.

         1. Election of seven directors to serve until the next Annual Meeting of Stockholders and until their successors are duly elected and qualified:

                                                                 WITHHOLD
                         FOR                AGAINST             AUTHORITY
                    ---------------     ---------------      ---------------

William Avery       _______________     _______________      _______________

James M. Dubin      _______________     _______________      _______________

Michael Gleason     _______________     _______________      _______________

William E. Lipner   _______________     _______________      _______________

Jordan H. Rednor    _______________     _______________      _______________

Matthew Ryan        _______________     _______________      _______________

Gary C. Wendt       _______________     _______________      _______________

         2. Ratification of the selection of KPMG LLP as the Company's independent auditors for the fiscal year ending December 31, 2001.

                         FOR                AGAINST               ABSTAIN
                    ---------------     ---------------      ---------------

                    _______________     _______________      _______________


         3. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Annual Meeting or any adjournments thereof.

         This proxy when properly executed will be voted in the manner directed herein by the undersigned stockholder. If no direction is made, this proxy will be voted FOR each of the seven (7) nominees to the Board of Directors and FOR the ratification of KPMG as the Company's independent auditors for the fiscal year ending December 31, 2001.

         Please sign exactly as your name appears on the mailing label. When joint tenants hold shares, both must sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in the corporate name by the president or another authorized officer. If a partnership, please sign in the partnership name by an authorized person.


                              Dated: __________________________________________

                              Signature________________________________________

                              Signature, if held jointly_______________________

                              Title, if signing as attorney, executor, administrator, trustee or guardian_______________

                              _________________________________________________

                              Number and type of shares owned__________________

                              _________________________________________________



                  PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY
                     PROMPTLY BY USING THE ENCLOSED ENVELOPE


                                        2